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                                                                    EXHIBIT 10.1


                               [CHICO's FAS LOGO]

                     NON-QUALIFIED STOCK OPTION CERTIFICATE

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
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GRANTED TO:                                                              SOCIAL SECURITY NO.
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GRANT DATE:                                    SHARES:                   OPTION PRICE PER SHARE: $
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EXPIRATION DATE:                                                         OPTION CERTIFICATE NO.:
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         THIS IS TO CERTIFY THAT, pursuant to the provisions of the Chico's FAS,
Inc. 2002 Omnibus Stock and Incentive Plan (the "Plan"), Chico's FAS, Inc. (the
"Company"), effective as of the grant date specified above and subject to the terms and conditions of the Plan and this Certificate, hereby grants to the employee named above (the "Optionee"), and the Optionee hereby accepts, the right and option (the "Option") to purchase from the Company up to the total of the number of shares of the common stock of the Company (the "Stock") at the per share purchase price (the "Option Price"), as specified above. The Option is exercisable as provided in this Certificate. Capitalized terms not defined in this Certificate shall have the meanings given to them in the Plan.

         1. Exercise Period. No part of the Option may be exercised prior to the first anniversary after the Grant Date or after the Expiration Date, each as noted above (the "Exercise Period").

         2. Vesting Schedule. The Optionee's rights under the Option shall vest and the Option shall become exercisable (on a cumulative basis) over the Exercise Period in accordance with the following schedule:

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
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           YEARS AFTER                    SHARES
            GRANT DATE                  EXERCISABLE
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
Less than 1 year                            0%
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1 year but less than 2 years              33 1/3%
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2 years but less than 3 years             66 2/3%
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3 years or more                            100%
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

Notwithstanding the foregoing, the Optionee's rights to exercise the Option shall be 100% vested if Optionee dies or becomes totally and permanently disabled (as determined in the sole discretion of the Committee) while still employed by the Company or a subsidiary or upon a Change in Control (as defined in the Plan) while the Optionee is still so employed.

3.       Exercise of Option.

                  (a) Notice. Subject to the vesting requirement provided above, the Option may be exercised during the Exercise Period by presenting this Certificate to the Company, together with written notice specifying the number of shares as to which the Option is being exercised and payment of the Option Price for the number of shares of Stock being purchased. This Certificate, together with the notice and payment of the Option Price for the number of shares being purchased, shall be delivered in person or sent by U.S. registered or certified mail, postage and fees prepaid, return receipt requested, to the executive offices of the Company at 11215 Metro Parkway, Ft. Myers, Florida 33912, marked Attention: Director of Benefits. The exercise date shall be the date on which the Optionee's Certificate, notice and payment are received and accepted by the Company.

                  (b) Payment of Option Price. The Option Price shall be payable
(1) in United States dollars in cash or by check, bank draft or money order payable to the order of the Company, (2) by delivery of shares of Stock already owned by the Optionee, (3) through a combination of some or all of the preceding payment methods acceptable to the Company, (4) by delivery of a copy of an unconditional and irrevocable direction, satisfactory in form and substance to the Company, given by the Optionee to a creditworthy broker or dealer pursuant to which the broker or dealer is instructed to sell shares underlying the Option exercise on or promptly following the date of exercise and to deliver to the Company, prior to, on or promptly following the settlement date of the sale, a cash payment equal to the Option Price and any required withholding taxes resulting from such exercise from the proceeds of the Optionee's sale of the underlying shares, (5) by delivery of an unconditional and irrevocable undertaking and commitment, satisfactory in form and substance to the Company, by a creditworthy broker or dealer pursuant to which the broker or dealer agrees to sell shares underlying the Option exercise on or promptly following the date of exercise and pursuant to which the Company is to receive, prior to, on or promptly following the settlement date of the sale, a cash payment equal to the Option Price and any required withholding taxes resulting from such exercise, or
(6) by delivery of similar cashless exercise documentation, satisfactory in form and substance to the Company. The Company may instruct the broker to deposit the entire sale proceeds into a Company-

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owned account for appropriate distribution to the Company and Optionee as provided in this Certificate.

                  (c) Minimum Number of Shares; No Fractional Shares. At no time may the Option be exercised for fewer than one hundred (100) shares of Stock, unless the number of shares to be acquired by exercise of the Option is the total number then purchasable under the Option. The Option may be exercised only for whole shares of Stock that are purchasable under the Plan and no fractional shares of Stock will be issued.

                  (d) Transferability; Exercise During Lifetime. The Option is not transferable by the Optionee except by will or by the laws of descent and distribution (that is, state laws governing the distribution of the Optionee's property upon death) and the Option is exercisable during the Optionee's lifetime only by the Optionee.

                  (e) Death or Other Termination of Employment.

                           (i) If the employment of the Optionee (either by the
Company or a subsidiary) is terminated for any reason, excluding the death or disability of the Optionee, the Option may be exercised at any time within 90 days after such termination to the extent that the Optionee's right to exercise the Option had vested in accordance with the terms of this Certificate and of the Plan on or before the date of termination and had not been exercised previously; provided, however, if the Optionee terminates employment because of disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended) or dies during such 90 day period, the Option may be exercised within one (1) year after termination of employment by the Optionee or, in the case of death, by the personal representative of the Optionee or by any person or persons acquiring the Option directly from the Optionee by bequest or inheritance; provided further, however, that in no event shall the Option be exercisable at any time after the end of the Exercise Period.

                           (ii) If the Optionee dies while employed by the
Company or a subsidiary, the Option may be exercised within one (1) year after the Optionee's death by the personal representative of the Optionee or by any person or persons acquiring the Option directly from the Optionee by bequest or inheritance to the extent that the Optionee's right to exercise the Option had vested in accordance with the terms of this Certificate and of the Plan on or before the date of death and had not been exercised previously; provided, however, that in no event shall the Option be exercisable at any time after the end of the Exercise Period.

         4. Adjustments. In accordance with the terms of the Plan, the number and kind of shares of Stock subject to the Option and the purchase price per share shall be equitably and appropriately adjusted in the event of any change in the number of issued shares of Stock resulting from a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or similar change or transaction.

         5. Rights as Stockholder. The Optionee shall have no rights as a stockholder in the Company with respect to any shares of Stock subject to the Option prior to the date of issuance to the Optionee of a certificate or certificates for such shares of Stock and the recordation of the ownership of such certificate or certificates in the official books of the Company or its transfer agent with respect to such ownership.

         6. Modification, Extension, and Renewal of the Option. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew the Option or accept its surrender by the Optionee.

         7. No Obligation to Exercise Option. The Optionee is not obligated to exercise the Option in whole or in part.

         8. Authority of the Committee. The Committee shall have full authority to interpret the terms of the Plan and of this Certificate. The decision of the Committee on any such matter of interpretation or construction shall be final and binding.

         9. No Employment Agreement. This Certificate shall not be deemed to confer upon the Optionee any right with respect to continuance of employment by the Company, nor shall it be deemed to limit in any way the right of the Company to terminate the Optionee's employment at any time.

         10. Optionee Bound by the Plan, Etc. The Optionee hereby acknowledges receipt of a copy of the Plan, agrees to be bound by all the terms and provisions of the Plan and this Certificate, and understands that in the event of any conflict between the terms of the Plan and of this Certificate, the terms of the Plan shall control.

         IN WITNESS WHEREOF, the Company has caused this Certificate to be executed by the appropriate officer as of the 2nd day of November, 2004.


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
ACKNOWLEDGED AND AGREED TO                                    CHICO'S FAS, INC.

This         day of                 , 2004.
     -------        ----------------                          By:
                                                                  ---------------------------------
                                                                      Charles Kleman - CFO/COO
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Optionee
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